                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 6, 2000


                               Dime Bancorp, Inc.
                 ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




     Delaware                          001-13094                 11-3197414
----------------                     -------------          -----------------
(State or Other Jurisdiction)        (Commission         (IRS Employer
                                          File Number)       Identification No.)


         589 Fifth Avenue
     New York, New York                                  10017
--------------------------------------------------------------
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code: (212) 326-6170
                                                    --------------

                          Not applicable
                     -----------------------------------
                   (Former Name or Former Address, if Changed Since Last Report)






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Item 5.  Other Events.
         ------------

         As previously announced, on March 5, 2000, North Fork Bancorporation ("North Fork") announced its intention to commence an offer to exchange each outstanding share of common stock of Dime Bancorp. Inc. ("Dime") for 0.9302 of a share of North Fork common stock and $2.00 in cash.

         On March 6, 2000, North Fork filed a lawsuit in the Delaware Court of Chancery against Dime, members of Dime's board of directors and Hudson United Bancorp ("Hudson"), challenging a number of the provisions in the Dime-Hudson merger agreement and alleging breaches of fiduciary duties by Dime's board of directors. The complaint seeks, among other things, an order invalidating certain provisions of the Dime-Hudson merger agreement.

         Several class action lawsuits were also filed by stockholders of Dime in the same court.

         Dime intends to defend these actions vigorously and believes that they are without merit.


                                       -2-



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(a)-(b)  Not applicable.

(c)               Exhibits Required by Item 601 of Regulation S-K

                  Exhibit Number            Description
                  --------------            -----------

                  99.1                      Complaint, Brecher v. Toal, et.
                                            al., Civil Action No. 17853NC
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.2                      Complaint, Miller v. Toal, et.
                                            al., Civil Action No. 17856
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.3                      Complaint, Weiss v. Toal, et.
                                            al., Civil Action No. 17857
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.4                      Complaint, Susser v. Toal, et.
                                            al., Civil Action No. 17858
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.5                      Complaint, Lifshitz v. Toal, et.
                                            al., Civil Action No. 17859
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.6                      Complaint, Pill v. Toal, et.
                                            al., Civil Action No. 17860
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.7                      Complaint, Milite v. Toal, et.
                                            al., Civil Action No. 17861
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.8                      Complaint, Steiner v. Toal, et.
                                            al., Civil Action No. 17862
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County


                  99.9                      Complaint, Shiry v. Toal, et.
                                            al., Civil Action No. 17863
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.10                     Complaint, Lewis v. Toal, et.
                                            al., Civil Action No. 17864
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.11                     Complaint, Coleman v. Toal, et.
                                            al., Civil Action No. 17852NC
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.12                     Complaint, North Fork
                                            Bancorporation, Inc. v. Dime
                                            Bancorp, Inc., et. al., Civil
                                            Action No. 17850NC filed in the
                                            Court of Chancery of the State
                                            of Delaware in and for New
                                            Castle County
                                       -3-



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                      DIME BANCORP, INC.




                                      By: /s/ Anthony Burriesci
                                      ------------------------------
                                        Name: Anthony Burriesci
                                        Title: Chief Financial Officer


Date: March 13, 2000

                                  EXHIBIT INDEX




                  Exhibit Number            Description
                  --------------            -----------

                  99.1                      Complaint, Brecher v. Toal, et.
                                            al., Civil Action No. 17853NC
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.2                      Complaint, Miller v. Toal, et.
                                            al., Civil Action No. 17856
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.3                      Complaint, Weiss v. Toal, et.
                                            al., Civil Action No. 17857
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.4                      Complaint, Susser v. Toal, et.
                                            al., Civil Action No. 17858
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.5                      Complaint, Lifshitz v. Toal, et.
                                            al., Civil Action No. 17859
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.6                      Complaint, Pill v. Toal, et.
                                            al., Civil Action No. 17860
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.7                      Complaint, Milite v. Toal, et.
                                            al., Civil Action No. 17861
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.8                      Complaint, Steiner v. Toal, et.
                                            al., Civil Action No. 17862
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County


                  99.9                      Complaint, Shiry v. Toal, et.
                                            al., Civil Action No. 17863
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.10                     Complaint, Lewis v. Toal, et.
                                            al., Civil Action No. 17864
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.11                     Complaint, Coleman v. Toal, et.
                                            al., Civil Action No. 17852NC
                                            filed in the Court of Chancery
                                            of the State of Delaware in and
                                            for New Castle County

                  99.12                     Complaint, North Fork
                                            Bancorporation, Inc. v. Dime
                                            Bancorp, Inc., et. al., Civil
                                            Action No. 17850NC filed in the
                                            Court of Chancery of the State
                                            of Delaware in and for New
                                            Castle County

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